Advisors Disciplined Trust 1281

                          Supplement to the Prospectus

     Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NYSE: NQJ) and Nuveen Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NYSE: NUJ) have merged with and into Nuveen New Jersey Dividend Advantage Municipal Fund (NYSE:
NXJ). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio will no longer include shares of Nuveen New Jersey Investment Quality Municipal Fund, Inc. or Nuveen New Jersey Dividend Advantage Municipal Fund 2.



     Supplement Dated:  January 7, 2015















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